SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2000


                            BT Financial Corporation
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


            Pennsylvania               0-12377               25-1441348
      ----------------------------     -------------         --------------
      (State or other jurisdiction    (Commission            (IRS Employer
      of incorporation)               File Number)           Identification No.)


                    551 Main Street, Johnstown, PA         15907-1146
              ------------------------------------------   -------------
                 (Address of principal executive offices)  (Zip code)


       Registrant's telephone number, including area code: (814) 532-3801



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Item 5.     Other Events.

      On September 26, 2000, BT Financial Corporation (the "Company") announced that on September 29, 2000 it will commence a "dutch auction" tender offer to purchase up to 1,668,329 shares of its common stock, par value $5.00 per share. A copy of the Company's press release dated September 26, 2000 is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          99.1  Press Releases dated September 26, 2000 issued by the Registrant











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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BT FINANCIAL CORPORATION






                            By:
                                    ------------------------------------
                                    John H. Anderson
                                    Chairman and
                                    Chief Executive Officer

Dated:  September 26, 2000











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                                  EXHIBIT INDEX
                                  -------------


          99.1  Press Releases dated September 26, 2000 issued by the Registrant











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